UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2021

CM Life Sciences II Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40090	85-4298912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Corvex Management LP

667 Madison Avenue

New York, New York 10065

(Address of principal executive offices, including zip code)

 (212) 474-6745

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	CMIIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CMII	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CMIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 31, 2021, CM Life Sciences II Inc., a Delaware corporation (“CMLS II”), held a Special Meeting of its stockholders (the “Special Meeting”). At the Special Meeting, a total of 28,949,000 (83.91%) of CMLS II’s issued and outstanding shares of common stock held of record as of July 2, 2021, the record date for the Special Meeting, were present either in person or represented by proxy, which constituted a quorum. CMLS II’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

(a)	Proposal No. 1 — The Business Combination Proposal — to approve and adopt the Agreement and Plan of Merger, dated as of March 28, 2021, as amended by Amendment No. 1 and Amendment No. 2 thereto (the “amendments”), dated as of May 12, 2021 and July 15, 2021, respectively (as so amended and as may be further amended and/or restated from time to time, the “Merger Agreement”), by and among CMLS II, its wholly owned subsidiary, S-Craft Merger Sub, Inc. (“Merger Sub”), and SomaLogic, Inc. (“SomaLogic”), a composite copy of which, incorporating the amendments into the text of the initial agreement, is attached to the Definitive Proxy Statement, filed August 12, 2021, as Annex A, and approve the transactions contemplated thereby (“Business Combination”), including the merger of Merger Sub with and into SomaLogic, with SomaLogic surviving the merger as a wholly owned subsidiary of CMLS II, and the issuance of common stock to SomaLogic stockholders as merger consideration:

Votes For	Votes Against	Abstentions
26,772,198	2,175,800	3,102

(b)	Proposal No. 2 — The Nasdaq Stock Issuance Proposal — to approve, assuming the Business Combination Proposal is approved, and for purposes of complying with applicable listing rules of the Nasdaq Stock Market (“Nasdaq”), the issuance of more than 20% of CMLS II’s outstanding common stock in connection with the Business Combination and subscription agreements, including up to 37,500,000 shares of our common stock to the PIPE investors, which includes affiliates of CMLS Holdings II LLC (“Sponsor”) that subscribed for 5,450,000 shares of common stock, and up to 125,000,000 shares of our common stock to SomaLogic stockholders and up to 5,000,000 Earn-Out Shares:

Votes For	Votes Against	Abstentions
26,726,865	2,218,433	5,802
(c)	Proposal No. 3 — The Incentive Plan Proposal — to approve the SomaLogic, Inc. 2021 Omnibus Incentive Plan, a copy of which is attached to the Definitive Proxy Statement filed August 12, 2021, as Annex C (“Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan:

Votes For	Votes Against	Abstentions
25,030,565	3,911,877	8,658

(d)	Proposal No.4 — The ESPP Proposal — to approve the SomaLogic, Inc. 2021 Employee Stock Purchase Plan, a copy of which is attached to the Definitive Proxy Statement filed August 12, 2021 as Annex D (“ESPP”), including the authorization of the initial share reserve under the ESPP:

Votes For	Votes Against	Abstentions
26,727,740	2,217,413	5,947

(e)	Proposal No. 5 — The Charter Amendment Proposal — to, assuming the Business Combination Proposal is approved, adopt the A&R Certificate of Incorporation in the form attached to the Definitive Proxy Statement filed August 12, 2021 as Annex E:

Votes For	Votes Against	Abstentions
25,082,043	3,864,887	4,170

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CM LIFE SCIENCES II INC.

	By:	/s/ Brian Emes
	Name:	Brian Emes
	Title:	Chief Financial Officer and Secretary
Date: August 31, 2021